Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1451

               "Returns on Your Capital" Theme Picks, 2014 Series

                          Supplement to the Prospectus

      As a result of Seadrill, Ltd.'s indefinite suspension of dividend distributions announced on November 26, 2014, the Estimated Net Annual Income for the above-referenced Portfolio will be reduced. Notwithstanding anything to the contrary in the prospectus, the new Estimated Net Annual Income amount is $0.457680 per Unit.

Supplement Dated: December 5, 2014